Borrowings	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Borrowings	Borrowings
Federal Home Loan Bank advances and other borrowings of the Company consisted of the following as of December 31, 2025 and 2024:

	December 31,
(dollars in thousands)	2025	2024
FHLB advances; weighted average interest rate of 3.21% and 2.77% at December 31, 2025 and 2024, respectively	$102,000	$81,425
Other	86	100
Subordinated notes	49,486	49,486
Total	$151,572	$131,011
The Bank is a member of the Federal Home Loan Bank of Des Moines and has access to term financing from the FHLB. These borrowings, which are all fixed rate, are secured under a blanket agreement which assigns all investment in FHLB stock, as well as qualifying first mortgage loans as collateral to secure amounts borrowed by the Bank. As of December 31, 2025, the Bank had $102.0 million in outstanding borrowings with the FHLB. Based upon the collateral pledged to the FHLB at December 31, 2025, the Bank could borrow up to an additional $254.4 million under the agreement.
On March 17, 2005, Exchange Statutory Trust II, a business trust and subsidiary of the Company, issued $23.0 million of 30-year floating rate Trust Preferred Securities ("TPS") to a TPS Pool. The floating rate is equal to the three-month term Secured Overnight Financing Rate ("SOFR") plus 1.83% and reprices quarterly (5.80% at December 31, 2025). The TPS can be prepaid without penalty at any time after five years from the issuance date.
The TPS represent preferred interests in the trust. The Company invested approximately $0.7 million in common interests in the trust and the purchaser in the private placement purchased $23.0 million in preferred interests. The proceeds were used by the trust to purchase from the Company its 30-year subordinated debentures whose terms mirror those stated above for the TPS. The debentures are guaranteed by the Company pursuant to a subordinated guarantee. Distributions on the TPS are payable quarterly on March 17, June 17, September 17, and December 17 of each year that the TPS are outstanding. The trustee for the TPS holders is U.S. Bank, N.A. The trustee does not have the power to take enforcement action in the event of a default under the TPS for five years from the date of default. In the event of default, however, the Company would be precluded from paying dividends until the default is cured.
On March 17, 2004, Exchange Statutory Trust I, a business trust and subsidiary of the Company issued $25.0 million of floating rate TPS to a TPS Pool. The floating rate is equal to the three-month term SOFR plus 2.70% and reprices quarterly (6.67% at December 31, 2025). The TPS are fully, irrevocably, and unconditionally guaranteed on a subordinated basis by the Company.
The TPS represent preferred interests in the trust. The Company invested approximately $0.8 million in common interests in the trust and the purchaser in the private placement purchased $25.0 million in preferred interests. The proceeds of the TPS were invested in junior subordinated debentures of the Company. Distributions on the TPS are payable quarterly on March 17, June 17, September 17, and December 17 of each year that the TPS are outstanding. The TPS mature on March 17, 2034. That maturity date may be shortened if certain conditions are met.
The Exchange Statutory Trusts are not consolidated in the Company's financial statements. Accordingly, the Company does not report the securities issued by the Exchange Statutory Trusts as liabilities, and instead reports the subordinated notes issued by the Company and held by the Exchange Statutory Trusts as liabilities. The amount of the subordinated notes as of both December 31, 2025 and 2024 was $49.5 million. The Company has recorded the investments in the common securities issued by the Exchange Statutory Trusts aggregating $1.3 million as of both December 31, 2025 and 2024, and the corresponding obligations under the subordinated notes, as well as the interest income and interest expense on such investments and obligations in its consolidated financial statements.
In 2024, the Company entered into a debt agreement with an unrelated-third party to borrow $100,000 with an interest rate of 4.42%. The loan is forgiven on a straight-line basis over seven years if certain terms and conditions contained in the debt agreement are met. Any accrued interest is forgiven annually. The principal forgiveness is recorded as a component of wealth management revenue in the Consolidated Statements of Income and is shown as gain on cancellation of debt in the Consolidated Statements of Cash Flow.
Future payments for FHLB advances and other borrowings at their maturity date are shown in the table below as of the year ended December 31, 2025.

dollars in thousands	As of December 31, 2025
2026	$83,000
2027	7,500
2028	—
2029	2,925
2030	8,575
Thereafter	49,572
Total	$151,572